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                                                                    EXHIBIT 99.1

Slide 1:

Colorado MEDtech, Inc.

January 2001 Corporate Presentation

Graphic: Photo montage of Colorado MEDtech, Inc. products

Slide 2:

Safe Harbor Statement

The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Slide 3:

OUR VISION

To be the worldwide leader in advanced medical products outsourcing - design, development, critical components and manufacturing.

Slide 4:

Colorado MEDtech does:

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Complete turnkey design, engineering and manufacturing service or selected single phase service for value-added and technology driven medical companies...

-        Product Definition/Feasibility

-        Design

-        Development

-        Machine Shop

-        Clinical Prototypes

-        FDA Submissions Support

-        Pilot Production

-        Class I, II and III Manufacturing

-        Warranty Service and Depot Repair

Slide 5:

Who Are Our Customers?

We work in close cooperation with major medical device, pharmaceutical, biotech, and health care companies.

Abbott Laboratories
Affymetrix
Applied Biosystems
Bausch & Lomb
Baxter
Bayer
Becton Dickinson
Carter Wallace
Dade International
Deltec
Trek Laboratories
Dupont
Eli Lilly
GE Medical Systems
Gene Logic
Hitachi Medical Corp.
Instrumentation Labs
Johnson & Johnson
Nellcor/Puritan Bennett
Ohmeda
Pharmacia
Physio-Control
St. Jude Medical

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Siemens
SpaceLabs Medical
Stryker
Target Therapeutics
Valleylab/Pfizer
Vencor
Xanthon

And many more. . .

Slide 6:

Executive Summary

On June 23, 2000 Stephen K. Onody was appointed CEO and quickly:

-        Implemented a corporate restructuring program

-        Appointed a new management team

- Positioned the Company for near-term turnaround and operating margin improvement

-        Announced and initiated a 10% share repurchase program

- Greater focus on strengthening core businesses in designing, engineering and manufacturing of value-added medical products to establish the platform for future growth

         -        CMED RELA

         -        Imaging & Power Systems ("IPS")

         -        CMED Manufacturing ("CMED MFG")

Slide 7:

Executive Summary

-        Cultivation of CIVCO's growth potential

-        Assessment of non-core businesses

- Rationalization of the overall Company to enhance long-term profitability and growth as a quality leader in its core businesses

-        Greater focus on restoring investor goodwill:

         -        I am committed to tell the "Good, Bad and the Ugly"

Slide 8:

Executive Summary

-        Greater focus on key success elements:

         -        People and management team

         -        Processes

         -        Customer satisfaction

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         -        Sales and profitability

Implementing plan to build world-class outsourcing operation

Slide 9:

Key Accomplishments FY01

People and Management Team

New management

-        Bill Wood: Senior VP Product Development and Technology

-        Greg Gould: Chief Financial Officer

-        Richard Schoen: VP Business Development

Graphic: Photos of Bill Wood, Greg Gould, and Richard Schoen

Slide 10:

Key Accomplishments FY01

People and Management Team, Continued

-        Kenneth D. Taylor, Ph.D.: VP and RELA GM

-        Frank Maguire: Chief Operations Officer

-        Chuck Philipp: VP Sales

-        Hired VP Regulatory, Quality and Compliance

Graphic: Photos of Kenneth Taylor, Frank Maguire, and Chuck Philipp

Slide 11:

Key Accomplishments FY01

People and Management Team, Continued

Significant progress in hiring and retaining technical personnel.

Slide 12:

Key Accomplishments FY01

Processes and Infrastructure

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-        Developed a manufacturing plan which addresses:

         -        People

         -        Systems

         -        Facilities

         -        Quality

-        Emphasizing training

-        Upgrading material control systems

-        Establishing manufacturing centers

-        Consolidating facilities

We have made organizational changes in order to achieve our goal of developing a world-class manufacturing organization.

Slide 13:

Key Accomplishments FY01

Customer Satisfaction

-        Expanded existing business with current customers

-        Added 10 new customers

-        Continue to transition key projects from development to manufacturing

Slide 14:

"OneSource OutSource"(TM)

Sales and Profitability

-        Continued focus on OneSource OutSource strategy

Graphic: Drawing of funnel

"Filling the Funnel": Sales Marketing = Design & Engineering Specialized Manufacturing = Products

-        One-stop service

-        Faster time to market

-        Innovative technical solutions

-        Integrated technical solutions

-        Integrated development and manufacturing

Results: YTD Increased Bookings.

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Slide 17:

Key Accomplishments FY01

Other Highlights

- August 2000 - The DENVER POST lists Colorado MEDtech as one of the 100 top-Performing Public Companies

- September 2000 - FORTUNE magazine name's Colorado MEDtech to its 100 fastest growing companies list for the second year in a row

- October 2000 -The DENVER BUSINESS JOURNAL names Colorado MEDtech as one of the Top 100 Colorado Companies

- October 2000 - Deloitte & Touche gives Colorado MEDtech a Colorado Technology Fast 50 award

- December 2000 - Colorado MEDtech announces increased expenditures in quality systems

- December 2000 - Colorado MEDtech acquires assets of the ultrasound supplies group of ATL Ultrasound. We also sign a five year product development contract with ATL

Slide    18

U.S. Outsource Market

-        $60B Medical Device Market Growing 8-10% per year

-        $90B Electronics Mfg. Service Market Growing 25% per year

-        $3B Medical Device Outsourcing Market

Source: HIMA, Technology Forecasters, Inc. and analyst estimates. (1998 figures)

Graphic: Photo montage of products

Slide 19

A Closer Look:

CMED's Portion of the Outsourcing Market:

-        Ultra-High Tech and Value Added

-        Low-Value Built-to-Print

Graphic: Photo montage of products

Slide 20

Core Organizational Structure

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-        Colorado MEDtech
FY2000 Revenue: $74.0MM
EBIT $7.1MM (1)

--  CMED RELA

--  IPS

--  CMED MFG

--- CIVCO

(1) Excludes non-recurring items.

Slide 21

Corp. Headquarters and RELA Boulder, CO

-        500+ Total Employees

-        130,000 total Sq. Ft.

CMED Manufacturing Longmont, CO

Imaging & Power Systems Longmont, CO

CIVCO Kalona, IA

Catheter & Disposables Technology Plymouth, MN

Graphics: Photos of Division Offices

Graphic: Colorado MEDtech Logo

Slide 22

Core Business Units -- CMED RELA

--  CMED RELA

         - Custom engineering, design and development for medical products which include diagnostics, biotechnology, therapeutics and software

         -        Objectives for FY2001

         - Continue expansion strategy: 5 new customers and 6 new contracts added in Q1

         - Introduce CMED's web-enabled medical and diagnostic device platform in Q1

         -        Introduce CMED's "thin-instrument' platform in Q2

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Slide 23

Therapeutic Devices

-        Cardiology, surgery, defibrillation

-        Electrophysiology

-        Drug delivery, infusion devices

-        Patient monitors

-        Respiratory care products

-        Urology

-        Neurological devices

Slide 24

Diagnostics & Biotechnology

-        Handheld to high throughput systems

         -        Optics, fluidics, robotics, temperature control

         -        Real-time software

         -        DNA-based research systems

         -        DNA chip technology and systems

         -        Laboratory analyzers

Slide 25

Core Business Units -- Imaging & Power Systems

IPS

-        Outsourcing services and products for medical imaging:

         -        A broad line of advanced power platforms

         -        A world class power and MRI engineering and software team

         - Industry recognized imaging system technical resources and manufacturing capabilities

-        Objectives for FY2001

         -        Product Pipeline

                  - Fully commercialize Computed Tomography ("CT") power source

                  - Development of state-of-the art MRI system for Hitachi

                  -        Development of MRI -- Solid state power source

- Increase sales by capitalizing on strong relationships with existing customer base

- Expansion strategy: new products with existing customers; 5 new contracts in Q1

Slide 26

Imaging and Power Systems

-        MRI Development Services

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-        MRI Amplifiers

-        High-Voltage CT X-Ray Generators

-        Embedded Digital Control

-        Advanced Application Software

-        Embedded System Software

Slide 27

Core Business Units -- Manufacturing

CMED MFG

- Manufacture of engineered medical products, Class I, II and III, for the diagnostic, biotechnology and therapeutic markets

-        Objectives for FY2001

         -        Improve manufacturing processes to achieve economies of scale

         - Continue expansion strategy: 4 new customers and 6 new contracts added in Q1

Slide 28

CMED Manufacturing

-        Complex and value-added manufacturing

-        Manufacturing engineering

-        Integrated Development and Manufacturing

-        Turn-key complex instrument assembly

-        Product transfer expertise

-        Class I, II and III Manufacturing

-        FDA registered - ISO certified

Slide 29

Core Business Units -- Manufacturing

CMED MFG

-        Received warning letter

-        Applies to Longmont medical device manufacturing facility only

-        New management has been upgrading quality system

- Presented to the FDA a comprehensive corrective action plan and have implemented numerous corrective measures

- Have completed first independent external audit - we are on track with the plan we presented to the FDA to resolve the deficiencies

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Slide 30

Core Business Units -- CIVCO

CIVCO

- Develops and manufactures specialized medical products for ultrasound imaging and minimally invasive surgical equipment

-        Objectives for FY2001

         - Focus on corporate accounts for single source solutions in product development and distribution

         - Expansion of market opportunity via exclusive development arrangements with manufacturers

Slide 31

CIVCO Medical Instruments

-        Needle guidance systems

-        Transducer covers

-        Ultrasound supplies

-        Brachytherapy products

-        Surgical device, sterile covers

-        Minimally invasive accessories

Slide 32

Conclusion: "Achieving our vision"

- Focus on core operations to improve profitability and operating cash flow while providing a more complete solution for our clients


- Rationalization and integration of business units to improve operating margins

- Re-dedication to strong customer service and customer satisfaction, leading to revenue growth acceleration

Slide 33

Conclusion: "Achieving our vision"

- Performance-based stock and bonus compensation will continue to improve employee satisfaction and align their interests with shareholders

- Once operating turn-around is substantially completed, strategic acquisitions and alliances will create synergies and further power growth

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Slide 34

Key Accomplishments FY01 Q1

Financial

-        Revenue $17 million

-        $489K net income and $0.04 EPS prior to one-time charges

-        Net cash flow provided by operating activities of $1.2 million

- Bookings increased--keeps us on track toward meeting goals announced on August 22, 2000

-        Strengthened balance sheet

         -        $19.1 million up from $16.8 million

         -        A/R decreased $2.6 million

         -        Debt ~ $100K

         -        Current Ration 3.4 to 1 compared to 3.3 to 1

Slide 35

Colorado MEDtech, Inc.

-        One stop service

-        Faster time to market

-        Innovative technical solutions

-        Full service product commercialization

-        ISO 9001